UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 27, 2023

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive
Kingsport	Tennessee	37662
(Address of Principal Executive Offices)		(Zip Code)
(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMN	New York Stock Exchange
1.50% Notes Due 2023	EMN23	New York Stock Exchange
1.875% Notes Due 2026	EMN26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EASTMAN CHEMICAL COMPANY - EMN

Item 2.02 Results of Operations and Financial Condition

On April 27, 2023, the registrant publicly released its financial results for first quarter 2023. The full text of the release is furnished as Exhibit 99.01 to this Current Report on Form 8-K, and is incorporated herein by reference. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01    Regulation FD Disclosure

Unaudited Financial Information Recast for Changes in the Additives & Functional Products Segment and the Chemical Intermediates Segment

Starting in first-quarter 2023, Eastman integrated the functional amines product line into the Additives & Functional Products ("AFP") segment. In addition, organic acid products and some olefin-based products previously reported in the AFP segment are now being managed under the Chemical Intermediates segment. Because the operating results of the new segments for prior years will not be reported until the Form 10-Q is filed for each quarter of 2023, and the Form 10-K for 2023, management desires to provide more timely information to investors to enhance understanding of operating performance of the Company's adjusted segments. Therefore, Exhibit 99.02 to this Current Report on Form 8-K presents selected quarterly unaudited financial information recast for changes in segments for the years ended December 31, 2022, 2021, 2020, and 2019 to supplement financial disclosures included in the Company's previously filed reports and to recast previously disclosed segment financial information under the new reporting structure. The recast of the previous segment financial information is not a restatement of previous financial statements and does not affect the Company's consolidated reported net income, earnings per share, operating income, or total assets or liabilities for any of the previously reported periods. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits:

(d) Exhibits

The following exhibits are furnished pursuant to Item 9.01:

99.01    Public release by Eastman on April 27, 2023 of first quarter 2023 financial results

99.02    Unaudited Financial Information Recast for Changes in Segments

104    Cover Page Interactive Data File

EASTMAN CHEMICAL COMPANY - EMN

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company
By:	/s/ Michelle R. Stewart
Michelle R. Stewart
Vice President, Corporate Controller and Chief Accounting Officer
Date: April 27, 2023